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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ________________________

                                    FORM 8-K

                                 Current Report

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                  June 8, 2004
                Date of Report (Date of earliest event reported)


                             FIRST INDUSTRIAL, L.P.
             (Exact name of registrant as specified in its charter)

            Maryland                     333-21873                36-3924586
(State or other jurisdiction of   (Commission file number)     (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                         311 S. Wacker Drive, Suite 4000
                             Chicago, Illinois 60606
               (Address of principal executive offices, zip code)

                 (312) 344-4300 (Registrant's telephone number,
                              including area code)




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Item 5.  Other Events

     Attached as Exhibit 99.1 to this Form 8-K is the ratio of earnings to fixed charges for the three months ended March 31, 2004.





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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     FIRST INDUSTRIAL, L.P.


                                     By:  /s/ Scott A. Musil
                                          ---------------------------
                                          Name:   Scott A. Musil
                                          Title:  Senior Vice President

Date:    June 8, 2004

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EXHIBIT INDEX



Number              Description
------              -----------

99.1                Ratio of Earnings to Fixed Charges.



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                                                                    Exhibit 99.1

                             FIRST INDUSTRIAL, L.P.
                       RATIO OF EARNINGS TO FIXED CHARGES
                             (DOLLARS IN THOUSANDS)



                                                          Three
                                                          Months
                                                          Ended                      Year Ended December 31,
                                                      ------------ -------------------------------------------------------------
                                                         March 31,
                                                          2004       2003(b)     2002(b)     2001(b)      2000(b)     1999(b)
                                                      -----------  ----------   ---------   ---------   ---------    -----------
Income from Continuing Operations.................     $   8,848   $   43,505   $  74,745   $ 106,047   $  99,770    $ 114,729
Plus:  Interest Expense and Amortization of
     Deferred Financing Costs.....................        24,098       96,959      89,297      80,583      82,568       78,094
                                                      -----------  ----------   ---------   ---------   ---------    -----------
Earnings Before Fixed Charges.....................     $  32,946   $  140,464   $ 164,042   $ 186,630   $ 182,338    $ 192,823
                                                      ===========  ==========   =========   =========   =========    ===========
Fixed Charges.....................................     $  24,489   $   97,720   $  97,089   $  90,533   $  87,771    $  83,662
                                                      ===========  ==========   =========   =========   =========    ===========
Ratio of Earnings to Fixed Charges (a)............         1.35x       1.44x        1.69x       2.06x       2.08x        2.30x
                                                      ===========  ==========   =========   =========   =========    ===========




(a) For purposes of computing the ratios of earnings to fixed charges, earnings have been calculated by adding fixed charges (excluding capitalized interest) to income from continuing operations. Fixed charges consist of interest cost, whether expensed or capitalized, and amortization of deferred financing costs.


(b) During the three months ended March 31, 2004, the Operating Partnership sold 18 industrial properties that met the criteria established by the Financial Accounting Standards Board's Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long Lived Assets" ("FAS 144") to be included in discontinued operations. At March 31, 2004, the Operating Partnership also owned two industrial properties classified as held for sale that met the criteria established by FAS 144 to be included in discontinued operations. In accordance with FAS 144, the results of operations of the 18 industrial properties sold during the three months ended March 31, 2004 and the two industrial properties held for sale at March 31, 2004 are included in discontinued operations. Income from continuing operations for the years ended December 31, 1999 through 2003 reported in the table above has been restated to reflect the reclassification of the net income attributable to these properties from continuing operations to discontinued operations. As a result, income from continuing operations and ratio of earnings to fixed charges reported in the table above will not agree to the income from continuing operations and ratio of earnings to fixed charges reported in the Operating Partnership's 2003 Form 10-K.